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                                                                    EXHIBIT 23


                        INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement on Form S-8 of Coastcast Corporation of our report, dated February 7, 1996, appearing in the Annual Report on Form 10-K of Coastcast Corporation for the year ended December 31, 1995.


/s/ Deloitte & Touche LLP


Long Beach, California
July 26, 1996